UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 23, 2004
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                         0-50472                84-1530098
 ---------------------------      ----------------------     ----------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


                                  P.O. Box 298
                               Littleton, CO 80160
                    -----------------------------------------
                    (Address of principal executive offices)


                                 (303) 730-9994
               --------------------------------------------------
               Registrant's telephone number, including area code:


             ------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02 Unregistered Sales of Equity Securities.

     On December 23, 2004, New Frontier Energy, Inc. (the "Company") held a closing on the sale (the "Offering") to accredited investors of an aggregate of 60 investment units (the "Units") at a purchase price of $13,000 per Unit for gross proceeds of $780,000. Each Unit consists of: (i) $13,000 of 12% Series B Cumulative Convertible Preferred Stock, par value $0.001 (the "Series B Preferred"), convertible into 20,000 shares of the Company's $0.001 par value common stock (the "Common Stock") at a price of $0.65 per share; and (ii) a three-year warrant to purchase 20,000 shares of Common Stock at an exercise price of $1.50 per share (the "Warrants").

     The Series B Preferred pays a cumulative, preferential cash dividend equal to 12% and is payable quarterly in arrears. The Company has the right to redeem the Series B Preferred commencing two years from a final closing date provided that the Company's common stock has been trading at not less than $1.30 per share for twenty consecutive trading days. The Warrants are exercisable at $1.50 per common share and have a call feature provided that the Company's common stock has been trading at not less than $3.50 per share for twenty consecutive trading days and the underlying shares are subject to an effective registration statement that has been continuously effective for a minimum of thirty days. This description of the terms of the Series B Preferred is qualified in its entirety to the Certificate of Designation of Preferences, Rights and Limitations of the Series B 12% Cumulative Convertible Preferred Stock filed with the Securities and Exchange Commission (the "SEC") on Form 8-K on November 17, 2004.

     The Company received $683,070 in proceeds from the sale of the Units, net of commissions and fees payable to the placement agent. The Company agreed to issue to the placement agent warrants to purchase a number of Units equal to 10% of the Units purchased in the Offering, at the price per unit equal to that paid by the investors in the Offering ("Placement Agent Warrants").

     The Company agreed to file a resale registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") for the resale of the shares of Common Stock: (i) underlying the Series B Preferred; (ii) underlying the Warrants; (iii) issuable upon any anti-dilution or other adjustments for the benefit of purchasers of Units; and
(iv) underlying the Placement Agent Warrants.

     The Units were offered and sold in reliance upon Rule 506 promulgated under
Section 4(2) of the Securities Act. The Units sold in the Offering have not been registered under the Securities Act or state securities laws and may not be offered or sold absent registration with the SEC or an applicable exemption from the registration requirements.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  December 29, 2004         NEW FRONTIER ENERGY, INC.

                                 By:  /s/ Paul G. Laird
                                      ---------------------------------------
                                      Paul G. Laird, President and
                                      Chief Executive Officer and Director

                                 NEW FRONTIER ENERGY, INC.

                                 By:  /s/ Les Bates
                                      ----------------------------------------
                                      Treasurer, Chief Accounting  and
                                      Financial Officer, Secretary and Director







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